0 Innovative Coating & Microencapsulation Product Solutions Business Combination with Hicks Acquisition Company II, Inc. May 2012 ™ Exhibit 99.1

Disclaimer

Securities Law Information
In connection with the proposed transactions with Appleton Papers Inc. (together with its successor after converting into a limited liability company, “Appvion”) and its current owner, Paperweight Development
Corp. (“PDC”),  Hicks Acquisition Company II, Inc. (“HACII”) intends to file with the SEC a proxy statement and mail a definitive proxy statement and other relevant documents to HACII stockholders.  HACII stockholders and other interested persons are advised to read, when available, HACII’s preliminary proxy statement, and any amendments thereto, and the definitive proxy statement in connection with
HACII’s solicitation of proxies for the special meeting to be held to approve the transactions because these proxy statements will contain important information about Appvion, HACII, and the proposed transactions.  The definitive proxy statement will be mailed to HACII stockholders as of a record date to be established for voting on the proposed transactions.  Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements once they are available, without charge, at the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov or by directing a request to
Hicks Acquisition Company II, Inc., 100 Crescent Court, Suite 1200, Dallas, Texas 75201, telephone 214-615-2300.
HACII and its directors and officers may be deemed participants in the solicitation of proxies to HACII’s stockholders.  A list of the names of those directors and officers and a description of their interests in
HACII is contained in HACII’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which is filed with the SEC, and will also be contained in HACII’s proxy statement when it becomes available.  HACII’s stockholders may obtain additional information about the interests of the directors and officers of HACII in the transactions in reading HACII’s proxy statement and other materials to be filed with the SEC when such information becomes available.
Safe Harbor Statement
This presentation has been prepared exclusively for the purpose of providing summary information about Appvion and its business to HACII stockholders pending the distribution of the definitive proxy statement.  It does not constitute a solicitation for or an offer by or, on behalf of HACII or Appvion or, of any securities or investment advisory services.
This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,”
“estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this presentation.  Such risk factors include, among others: uncertainties as to the timing of the transaction, approval of the transaction by HACII’s stockholders; the satisfaction of other closing conditions to the transaction, including the receipt of any required regulatory approvals; costs related to the transaction;
costs and potential liabilities of Appvion relating to environmental regulation and litigation (including Lower Fox River); potential failure of Appvion’s former parent to comply with its indemnification obligations;
costs of compliance with environmental laws; Appvion’s substantial amount of indebtedness; the ability of Appvion to develop and introduce new and enhanced products, improve productivity and reduce operating costs; Appvion’s reliance on a relatively small number of customers and third parties suppliers; the cessation of papermaking and transition to base stock supplied under the long-term supply agreement with Domtar; the global credit market crisis and economic weakness; competitors in its various markets; volatility of raw materials costs; Appvion’s underfunded pension plans; future legislation or regulations intended to reform pension and other employee benefit plans; and Appvion’s current owner PDC’s legal obligations to repurchase common stock from employees and former employees, which may lead to a default under the Appvion’s agreements governing its indebtedness or constrain Appvion’s ability to reinvest and make new investments.  Actual results may differ materially from those contained in the forward-looking statements in this presentation.  Appvion and HACII undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement.
Notes Regarding Financial Information of Appvion
The financial information and data contained in this presentation is derived from Appvion’s unaudited financial statements and may not conform to Regulation S-X.  Accordingly, such information and data may be adjusted and presented differently in the proxy statement materials to be mailed to HACII stockholders.
Non-GAAP Information
Appvion is providing Adjusted EBITDA information, which is defined as net income of Appvion, including net income attributable to any non-controlling interest, determined in accordance with all applicable and effective U.S. generally accepted accounting principles (“GAAP”) pronouncements up to December 31, 2011, before interest income or expense, income taxes and any gains or losses resulting from the change in estimate relating to the Tax Receivable Agreement, depreciation, amortization, losses or gains resulting from adjustments to the fair value of the contingent consideration, stock-based compensation expense, extraordinary or non-recurring expenses and all other extraordinary non-cash items for the applicable period as a complement to GAAP results.  Adjusted EBITDA measures are commonly used by management and investors as a measure of leverage capacity, debt service ability and liquidity.  Adjusted EBITDA is not considered a measure of financial performance under GAAP, and the items excluded from Adjusted EBITDA are significant components in understanding and assessing our financial performance.  Adjusted EBITDA should not be considered in isolation or as an alternative to, or superior to, such GAAP measures as net income, cash flows provided by or used in operating, investing, or financing activities or other financial statement data presented in our consolidated financial statements as an indicator of financial performance or liquidity. Reconciliations of non-GAAP financial measures are provided in the accompanying tables. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is susceptible to varying calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies.

Why Appvion?

• Company focused on specialty coating formulations, microencapsulation and related know-how
• #1 market position in all markets with >50% share
• High growth areas including direct thermal coated products and Encapsys segment
Appvion
Leadership
• Asset-light model freeing up capital for growth investments
• Low execution risk on business plan (Domtar strategic alliance, non-core asset divestitures complete)
• HACII merger accelerates balance sheet transformation / deleveraging
Transformation
Complete
• Successfully repositioned company for growth
• Senior management rolling equity into the combined company
Management
Invested in Future
Success
• Best-in-class margins (+582bps since 2009) and FCF (+$63 million/yr)
• Conservative 2012PF EBITDA target of $131 million
• Enhanced FCF available to fund growth, debt reduction, and shareholder value (equity repurchases/dividends)
Strong Free Cash
Flow
(1)
Profile
(1) Defined as PF Adj. EBITDA less Capital Expenditures

Experienced and Proven Management Team

• Chairman, President and CEO of Appvion since 2005
• Prior to joining, served in a variety of senior management roles within a diverse range of sectors that include industrial manufacturing, drug and medical devices
• MBA, Northwestern University’s Kellogg School of Management
Mark Richards
Chairman, President
and CEO
• Senior Vice President of Finance and CFO of Appvion since 2006
• Prior to joining, served in a variety of senior financial roles within a diverse range of industries that include banking, manufacturing and consumer packaged goods
• Masters degree in finance and BBA in business, University of Iowa
Tom Ferree
Senior Vice President
and CFO
• Vice President of Human Resources of Appvion since July 2009
• Previously served in a variety of HR roles since joining Appvion in 1982
• Business Administration, Human Resources from the University of Wisconsin-Oshkosh
• Senior Professional Human Resources certification since 2005
Kerry Arent
VP, Human
Resources
• Senior Vice President since January 2012
• Joined the Company in November 2005 as Vice President of Marketing and Strategy
• Prior to joining, served in a variety of executive marketing positions with Kimberly-Clark
• MBA, Northwestern University’s Kellogg School of Management
Kent Willetts
SVP, Encapsys®
Business Unit
• Vice President of Thermal since April 2012
• Joined the Company in April 1993 as a procurement manager
• Previous roles in direct thermal and successful start-up of Encpasys®
Jamie Hillend
VP, Thermal

Global Leader in Specialty Coating Formulation and Microencapsulation
• Appvion was created from over 100 years of Appleton experience, technology and know-how
• Leading global converter of direct thermal coated paper and specialty carbonless products
– Market leading innovative products and services
– #1 North American market position with over 50% share
– Exclusive distribution with key partners
• High-growth Encapsys
®
business with leadership position in chemical microencapsulation technology
– Highly attractive global P&G partnership
– Robust growth profile with blue chip partners in established brands
– Validation of strategic plan and growth outlook from widely recognized 3   party industry consultant
– Expanded business to other commercial customers
• Globally recognized brands with blue-chip customers across diverse and attractive end markets
– Include NCR Paper*, Appleton
®
and Encapsys
®
• Low-cost, high velocity, flexible, lean inspired business model
– Established culture of excellence with demonstrated ability to reduce operating costs and improve quality and service
• High margins, low capital intensity and working capital needs
• Reputable and trusted history of operating as a public reporting company
– Seasoned public filer and Sarbanes-Oxley (SOX) compliant
– Independent board; adhere to best practices in corporate governance

* NCR Paper is a registered trademark of NCR Corporation licensed to Appleton Papers Inc.
rd

Appvion: Successfully Repositioned

• Domtar strategic alliance – a paradigm shift (2012)
– Industry comments: “Elegant”, “innovative”, “creative”
– Strips out fixed costs and substantially reduces go forward capital expenditures
– Facilitates a significant reduction of working capital
– Frees up cash flow and management attention to focus on growth areas
• Direct thermal market leadership – investing in our future (2008)
– State-of-the-art asset base installed and operating
– Expanding margins and cash flow with mix shift, Domtar alliance and lean sigma operational excellence
– Demonstrated ability to grow 2-3x market using coating capabilities and geographic growth
• Encapsys – leveraging a core technology (2007)
– 50+ years of microencapsulation expertise applied to a broad range of attractive, high-growth, global markets
– Rich in intellectual property and technical know-how; robust development pipeline
– Proven lower capital intensity, high cash flow, scalable business model
• Optimize balance of the portfolio (ongoing)
– Carbonless is redirecting substantial cash flow into growing, global and profitable segments
– Divested non-core assets
(1)  Defined as Adj. EBITDA less Capital Expenditures.

$1
$3
$65
$15
$64
$63
$24
$68
$64
2009
2012PF
2013E
Carbonless
Thermal
Encapsys

ASSET-LIGHT SPECIALTY
TRADITIONAL COATING, FORMULATION
PAPER BUSINESS & APPLICATION BUSINESS
MODEL
FOCUS ON GROWING,
GLOBAL DIRECT THERMAL
AND MICROENCAPSULATION
+$107 million revenue growth (4.5% CAGR)
+582 bps EBITDA margin expansion
+20% reduction in CapEx
+$63 million increase in Free Cash Flow
(1)
Appvion: Delivering Results

2009
2012
(1)  Defined as Adj. EBITDA less Capital Expenditures.
Note: Segment figures do not include corporate overhead.
(EBITDA in $ Millions)
$141
$131
$73
Appvion’s Business Transformation
15.9% 15.1% 9.6%
% Margin

Appvion: Attractive Long-Term Equity Returns

• Compelling free cash flow
(1)
across Appvion portfolio
– Well positioned in growing end markets
– Improving margins through direct thermal mix shift
– Domtar strategic alliance strengthens free cash flow
(1)
– Provides opportunity to reinvest, pay down debt and consider a dividend
• Transaction substantially enhances Appvion’s balance sheet and credit profile
– Enables accelerated growth
– Eliminates ESOP repurchase obligations
– Provides a significant deleveraging event
– Opportunity to refinance existing indebtedness and further increase free cash flow
• Potential for additional upside returns
– Encapsys
®
technology and operating model scalable across global markets and blue chip companies
– Scale and market position provide opportunity for international expansion
– Opportunistically acquire and integrate additional technological capabilities
(1)  Defined as PF Adj. EBITDA less Capital Expenditures.

Business Overview

Segment Snapshot

Specialty Coatings Microencapsulation
– Direct Thermal – A World Leader
– Carbonless – The World Leader
– Direct Thermal: Point of Sale products, mission-
critical labels and transportation and gaming
products
– Carbonless: Multipart business forms and non-bank
note security papers
• Trusted supplier to industry leading global customers
• Proprietary technologies backed by patents and 60+
years of technical “know-how”
• Business Segment
– Encapsys
®
– Redefining the Market
• Products
– Microcapsules that improve product performance
and reduce cost
2012PF Financial Breakdown
(1)
EBITDA
56% from Growth
Segments
Revenue
(1) Pro Forma for the Domtar supply agreement.
•
•
•
•
Business Segments
Products
Global leader with exclusive distribution to key partners
Leading converter of specialty coated paper products,
including direct thermal and carbonless papers
International
23%
North
America
77%
Carbonless
44%
Thermal
45%
Encapsys
11%

Direct Thermal Products: A Phenomenal Growth Story
• A global leader with #1 market position in North America
– Trusted partner to leading global customers
– Well-invested, state-of-the-art low cost coating
capabilities
– Robust proprietary technology developed over 50+
years
• Produced by applying a complex thermal sensitive coating
to paper or film base stocks
– Developed the technology in late 1960’s
– Led market with every major enhancement
• +$2.1bn global market growing at 4-7% annually
– Demand driven by consumer transactions
– Not susceptible to typical paper industry cycles
• Primary applications include:
– POS products for retail receipts and coupons
– Mission-critical label, tag and ticket products
– Transportation and gaming products
• Key Customers
– 3M, Avery Dennison, RR Donnelley and UPM Raflatac

($ Millions)
($ Millions)
(Margin %)
Demonstrated Revenue Growth
$280 $281
$342
$371
$417
$442
$0
$100
$200
$300
$400
$500
2008 2009 2010 2011 2012PF 2013E
Substantial Adj. EBITDA Improvement
$3
$9
$18
$34
$64
$68
0%
4%
8%
12%
16%
20%
$0
$20
$40
$60
$80
2008 2009 2010 2011 2012PF 2013E
July 2008:
Coater startup
Note: 2012PF and 2013E projections based on management guidance. Excludes intercompany eliminations and corporate overhead.

Carbonless Paper: The Market Leader
• Leader in a mature, global $2.5bn market
– #1 market share in North America and worldwide
– Top two industry participants account for over 90% of the
domestic market
– Exclusive distribution with largest merchants
• Technology innovator with demonstrated ability to manage
market decline
– Introduced digital product that can run on offset or digital press
– Selective export opportunities
• Carbonless products used in multipart business forms (i.e., invoices, packing lists, application forms and receipts)
– Most recognized global brand:
• Security products incorporate secure technologies
(watermarks, taggants, embedded fibers, machine-readable)
• Significant free cash flow generation
– Minimal ongoing capital expenditure requirements
– Ability to redeploy into growth segments, debt reduction
or dividends

Historical and Projected Revenue
Stable Adj. EBITDA Profile
($ Millions)
($ Millions)
(Margin %)
$567
$464
$479
$453
$420
$392
$0
$100
$200
$300
$400
$500
$600
2008 2009 2010 2011 2012PF 2013E
$72
$65
$59
$51
$63
$64
0%
8%
16%
$0
$20
$40
$60
$80
2008 2009 2010 2011 2012PF 2013E
4%
12%
20%
Note: 2012PF and 2013E projections based on management guidance. Excludes intercompany eliminations and corporate overhead.

Key Event: Transformational Base Stock Supply Agreement
• 15-year strategic alliance with Domtar provides access to high quality, integrated base stock
– Announced February 2012
– Provides ~$30 million in annual EBITDA improvement
– Eliminates high-cost, out-dated manufacturing facility
– No net cash costs
~$30 million working capital reduction funds shutdown
costs
• Continues transformation to a higher-margin, higher value-add, lower fixed-cost converter
– Focus management and capital on core competencies
– Reduces commodity exposures and “locks-in” purchasing
of base stock paper
– Shutter high-cost, non-integrated base stock paper
production assets in West Carrollton
– Significantly improves cash flow generation profile
• Contractual; implementation underway – substantially complete by Q4 2012

Base Stock Transformation
75%
35%
25%
65%
2011 Pro Forma
Internal Production Purchased from 3rd Parties

• Microencapsulation is the delivery of chemistry in very small capsules to provide for the controlled release of active ingredients
• Produced using a chemical wall polymerization process
– Low capital intensity process
• Leveraged technical know how from carbonless business to
commercialize technology
– Original technology introduced in the 1950s
– Refreshed technology with over 60 granted patents in the
last five years
– Rapidly expanding capabilities with new capsule wall technologies
• Technology delivers significant value by improving product performance at a lower cost
– Extends existing product useful life by adding new benefits
– Enabling technology for new products
– Drives reformulations that lower product costs
– Many proven applications including fragrances, flavor masking, nutrauceuticals, adhesives, biocides, and herbicides
• Encapsys® recognized as industry leader
– Trusted partner to leading global customer base
– Well-invested, state-of-the-art, scalable coating capabilities
– “Big” company friendly with best-in-class operating controls and processes
Microencapsulation: Proven technology
(5-15 microns)

Encapsys
®
Partners
Procter & Gamble
•
• Encapsys
®
provided unique solution for P&G product line
• Encapsys
®
partnered with P&G and perfected fragrance encapsulation for Liquid Downy
– Improved efficacy
– Significant reduction in product cost
• Relationship began with one product and proliferated across multiple business units and product lines
• P&G has adopted Encapsys as a strategic business platform, deploying it across its global business units
Other Partners

Priority
Markets
Products
Household • Laundry care
• Toilet products
• Acquisition targets
Food / Pharma • Physical encapsulation
• FDA compliant
• Phase change material
Industrial • Biocides
• Paints and coatings
Personal Care • Antiperspirants
• Hair care
• Herbicides
AgChem • Insecticides
• Fungicides
Launched partnership with P&G in 2007 by encapsulating fragrance for laundry products

Microencapsulation: Serving a sizeable growing market

• $4 billion global market growing 10% annually
– Wide market appeal with applications in food, pharma,
AgChem, industrial, paints & coatings, oil & gas,
personal and household care, and nutraceuticals
• Strategic review by widely recognized specialty chemical
consulting firm
– Endorsed projections that Encapsys® can grow to
multiples of its current size by 2016
– Addressable market increased from $2 billion to $4
billion
– Opportunity to grow faster than current model by
acquiring capabilities and products
• Focused on large joint development pipeline to drive
growth
– 16 development partners and greater than 20 active
projects under development (preponderance with
Fortune 500 companies)
– Partners include Troy, Entropy and a global Fortune
500 consumer packaged goods companies
Demonstrated Revenue Growth
Robust Adj. EBITDA Growth Profile
($ Millions)
($ Millions)
(Margin %)
$33
$40
$52
$55
$54
$75
$0
$20
$40
$60
$80
2008 2009 2010 2011 2012PF 2013E
$1
$6
$12
$15 $15
$24
(10%)
0%
10%
20%
30%
40%
$0
$10
$20
$30
2008 2009 2010 2011 2012PF 2013E
Note: 2012PF and 2013E projections based on management guidance. Excludes intercompany eliminations and corporate overhead.

Financial Summary

CAGR: 12%

CAGR: 18%

Potential Growth CapEx

APPVION

Consolidated Financial Summary
Note: 2012PF and 2013E projections based on management guidance. 2012 PF Adj. EBITDA and capital expenditures Pro Forma for Domtar transaction. See EBITDA reconciliation on page 29.
(1) Excludes Capital Expenditures related to Domtar transaction implementation in 2012 and 2013.
(2) Defined as Adj. EBITDA less Capital Expenditures.

($ Millions)
($ Millions)
($ Millions)
($ Millions)
(EBITDA Margin %)
Revenue
Capital Expenditures
(1)
Adjusted EBITDA
Free Cash Flow
(1)(2)
$762
$850
$857
$869
$887
$650
$750
$850
$950
2009 2010 2011 2012PF 2013E
$15
$12
$25
$18
$16
$20
$27
$0
$10
$20
$30
2009 2010 2011 2012E 2013E
$73
$79
$89
$131
$141
5%
8%
10%
13%
15%
18%
20%
$0
$50
$100
$150
2009 2010 2011 2012PF 2013E
$48
$61
$73
$111
$114
$0
$20
$40
$60
$80
$100
$120
2009 2010 2011 2012PF 2013E

$150
$125
$100
$75
$89
$8
$28
$6
$131
$10
$141
2011A
Business Growth
Contract Savings
Lower Pension Expense
2012PF Adj.
Business Growth
2013E

APPVION

EBITDA Bridge Analysis

2011A to 2013E
(2)
(1) Unaudited run-rate EBITDA for the four months ending May 2012. Excludes pension benefit and contract savings.
(2) Contracted EBITDA improvement is annualized to reflect full-year impact of Domtar Supply Agreement.
(3) Impact of lower pension expense due to freeze of salaried defined benefit.
• Base business EBITDA ahead of plan
(1)
• Additional ~$30 million in contracted annualized EBITDA improvement
• Ongoing EBITDA benefit due to reduced pension expense
$102
Run-Rate
(1)
(3)

Current and Post-Transaction Balance Sheet

Assumes net proceeds from the transaction are applied as cash to balance sheet that will be utilized for general corporate purposes, debt reduction and potential warrant repurchases. Includes $18.2 million of additional 2 Lien notes issued upon change of control.
Assumes 2012E PF Adj. EBITDA of $131 million.
Actual as of As Adjusted for
4/1/2012
this Transaction
(1)
Interest Rate Maturity Call Date
Cash & Equivalents 7 $                      117 $
Revolving Credit Facility - $                     - $                     Variable Feb - 2015
Senior Secured 1st Lien Notes 301 301 10.500% Jun - 2015 Mar - 2013
2nd Lien Notes 162 180 11.250% Dec - 2015 NA
Senior Subordinated Notes 32 32 9.750% Jun - 2014 Jun - 2012
Industrial Revenue Bonds 9 9 Variable 2013 / 2017
State of Ohio Loan 8 8 Variable May - 2017
Columbia County, Wisconsin Forgivable Note 0 0 Variable May - 2019
Total Debt 512 $                 530 $
Net Debt 505 $                 413 $
Net Debt / PF Adj. EBITDA
(2)
3.9x 3.1x
(1)
(2)
Note: Assumes no HACII shareholder redemptions.
nd

Transaction Summary

Transaction Overview
• Appvion to become publicly traded through a business combination with Hicks
Acquisition Company II, Inc. (Nasdaq: HKAC)
• Post-closing Appvion will trade on Nasdaq under ticker APVN
• Appvion enterprise value of $675 million
(1)
Transaction
• Appvion will receive up to $149.3 million in cash, less fees, expenses and HACII redemptions, which will be used to delever balance sheet
• Pro Forma net debt of $413 million (3.1x 2012E PF Adjusted EBITDA) at close
• Appvion employee shareholders will receive 9.6 million shares and retain approximately 37% ownership
(2)
• Earn-out shares provide significant shareholder-aligned incentive
Consideration
• Management team led by Mark Richards, Chairman and CEO
• Management intends to roll a substantial portion of its long-term incentive earnings
• Board will be comprised of 9 members (6 independent directors with the remaining representatives from Appvion and Hicks)
Management and Board
• July 2012
Expected Closing

(1) Excludes value of 3.0 million earnout shares issued in connection with the transaction.
(2) Ownership  percentages are calculated as basic ownership and exclude warrants, options and redemptions from the ownership calculation. Any redemptions by HACII shareholders would proportionally lower HACII’s ownership percentage and raise the ownership percentage of ESOP participants.

Transaction Valuation and Ownership
Pro Forma Valuation Pro Forma Appvion Ownership
(1)
(1) Excludes 1.0 million earnout shares with a strike price of $12.50 and 2.0 million earnout shares with a strike price of $15.00 issued in connection with the transaction.
(2) Based on PF Adj. EBITDA of $131 and $141 million and capital expenditures of $20 and $15 million in 2012E and 2013E, respectively.
(3) Includes current and former employees.

Implied Enterprise Value 675 $
Pro Forma Net Debt (413)
Pro Forma Fully Diluted Equity Value 262 $
Fully Diluted Shares (mm)
(1)
26.3
Implied Share Price 9.95 $
Implied Multiple
(2)
2012PF 2013E
TEV / PF Adj. EBITDA 5.1x 4.8x
TEV / PF Adj. EBITDA - CapEx 6.1x 5.4x
Appleton
Employees
37%
HAC
Founders
7%
Public
57%
(3)

Comparable Companies – Financial Benchmarking
Net Debt / 2012E EBITDA

Note: As of 5/11/2012. Comparable companies includes: Wausau Paper (WPP), Neenah Paper (NP), Schweitzer-Mauduit (SWM) and Glatfelter Paper (GLT).
(1) Based on PF Adj. EBITDA of $131 and $141 million in 2012E and 2013E, respectively.
(2) Excludes $152 million of capital expenditures related to tissue expansion.
(3) As presented in the offering contemplated herein. Assumes 0% HACII shareholder redemptions.
(3)
2012E EBITDA Margin % 2011A – 2013E EBITDA Growth
2012E EBITDA – CapEx Margin %
(1)
(1)
(1)
(2)
(1)
26.6%
15.1%
13.3%
10.0%
9.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
SWM APVN NP GLT WPP
12.8%
10.2%
7.7%
4.0%
NA
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
APVN NP WPP GLT SWM
25.7%
9.7%
8.0%
6.7%
NA
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
APVN WPP GLT SWM NP
3.1x
1.8x
1.3x
1.2x
0.3x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
APVN NP WPP GLT SWM

Comparable Companies – Valuation Benchmarking

TEV / 2012E EBITDA
(1)
Note: As of 5/11/2012. Comparable companies include Specialty Paper peers: Wausau Paper (WPP), Neenah Paper (NP), Schweitzer-Mauduit (SWM) and Glatfelter Paper (GLT).
(1) As presented in the offering contemplated herein. Assumes 0% HACII shareholder redemptions.
(2) Based on PF Adj. EBITDA of $131 and $141 million in 2012E and 2013E, respectively.
(3) Excludes $152 million of capital expenditures related to tissue expansion.
TEV / 2013E EBITDA
(1)
TEV / 2012E EBITDA - CapEx
(1)(2)
(3)
6.8x
5.9x
5.4x
5.1x
4.9x
0.0x
2.0x
4.0x
6.0x
8.0x
WPP NP SWM APVN GLT
5.9x
5.4x
4.8x
4.6x
NA
0.0x
2.0x
4.0x
6.0x
8.0x
WPP SWM APVN GLT NP
12.3x
8.0x
7.7x
6.1x
NA
0.0x
4.0x
8.0x
12.0x
16.0x
GLT WPP NP APVN SWM

Multiple Avenues to Deliver Shareholder Value

Blue Chip
Sponsor
Proven and
Experienced
Management
Team
Deleveraging
Story
Strong Free
Cash Flow
Asset Light
Model
Technology
Innovator
Attractively
Priced
Leading
Market
Positions in
Growth
Markets

Appendix

Hicks Equity Partners
• Led by Tom Hicks, Chairman of the Board
– Founder of one of the most successful private investment firms with 35+ years of private equity investing experience
• Supported by team of experienced investment professionals who, combined with Tom
Hicks, have over 150 years of private equity and public company experience
• Extensive relationships with other financial sponsors, management teams and financial intermediaries
• Raised $150 million in October 2010 for Hicks Acquisition Company II, Inc. (“HAC II”)
• Successfully raised $552 million for Hicks Acquisition Company I, Inc. in September 2007
– Merged with Resolute Energy in September 2009
– One of the most successful transactions for SPACs of similar size
Blue Chip Sponsor

Sources & Uses and Historical Financial Summary

($ Millions)
(1) Figures do not reflect the impact of the Business Combination with Hicks Acquisition Company II, Inc.
(2) Excludes Capital Expenditures related to Domtar transaction implementation in 2012 and 2013.
(3) Based on actual cash held in trust as of April 1, 2012, net of assumed redemption of 0%. Net of Deferred Underwriting & Selling Group fees of $6.7 million.
(4) Assumes net proceeds from the transaction are applied as cash to balance sheet that will be utilized for general corporate purposes, debt reduction and potential warrant repurchases.
(5) Includes costs associated with existing incentive plans and necessary consents.
Sources & Uses Financial Summary
2008A 2009A 2010A 2011A 2012PF
2013E
(1)
Revenue 855 $     762 $     850 $     857 $     869 $     887 $
% Growth NA (10.9%) 11.6%   0.9%     1.3%     2.1%
Gross Profit 171 $     159 $     165 $     170 $     216 $     229 $
% Margin 20.1%   20.8%   19.5%   19.8%   24.9%   25.8%
Adjusted EBITDA 66 $       73 $       79 $       89 $       131 $     141 $
% Margin 7.7%     9.6%     9.3%     10.4%   15.1%   15.9%
Adjusted EBIT 13 $       17 $       30 $       41 $       91 $       98 $
% Margin 1.5%     2.2%     3.5%     4.7%     10.4%   11.1%
Capital Expenditures
(2)
95 $       25 $       18 $       16 $       20 $       27 $
% Sales 11.1%   3.2%     2.1%     1.8%     2.3%     3.0%
Sources of Funds
Cash Held in Trust
(3)
143 $
Total Sources 143 $
Uses of Funds
Cash to Balance Sheet
(4)
110 $
Change of Control Payments
(5)
13
Legal & Accounting 5
Fees, incl. ESOP Advisory 12
Other Transaction Costs 1
Total Uses 143 $

Pro Forma Adjusted EBITDA Reconciliation

($ Millions)
(1) Represents the median of management forecast. Figures do not reflect the impact of the Business Combination with Hicks Acquisition Company II, Inc.
2009 2010 2011 2012PF
2013E
(1)
(Loss) Income from Continuing Operations Before Income Taxes 24 $          (35) $         (2) $           (103) $       55 $
Depreciation, Amortization and Other 57 51 49 40 43
Net Interest Expense (43) 65 61 54 48
Restructuring Expense - - - 123 (5)
Net Debt Extinguishment Expense 51 7 - - -
Litigation Settlement, net - - (23) - -
Foreign Exchange (Gain) Loss (2) 1 1 - -
Other Income - (1) 0 4 -
EBITDA 87 $          88 $          86 $          117 $        141 $
Environmental Insurance Expense Recovery - (9) - - -
Debt Extinguishment Expenses 4 - - - -
Alternative Fuels Tax Credit (18) - - - -
Litigation Settlement, net - - 3 - -
Domtar Suppy Agreement Run-Rate Adjustment - - - 14 -
Adjusted EBITDA 73 $          79 $          89 $          131 $        141 $